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PROGRESS SOFTWARE CORPORATION

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P R E S S     A N N O U N C E M E N T

FOR IMMEDIATE RELEASE

Investor Relations Contact:	Public Relations Contact:
Tom Barth	John Stewart
Progress Software Corporation	Progress Software Corporation
(781) 280-4135	(781) 280-4101
tobarth@progress.com	jstewart@progress.com

Progress Software Announces Strategic Plan to Increase Growth,

Profitability and Shareholder Value

Plans Include Focus on Next Generation Application Development and

Deployment Platform, Divestment of Ten Non-Core Product Lines, $55 Million Cost

Reductions and $350+ Million Share Repurchase

BEDFORD, MA, April 25, 2012 – Progress Software Corporation (NASDAQ: PRGS) announced today a new strategic plan designed to enhance growth, profitability and shareholder value. Under the plan, Progress will become a leading provider of a next-generation, context-aware application development and deployment platform in the Cloud for the Application Platform-as-a-Service (aPaaS) market by investing in its core OpenEdge, DataDirect Connect and Apama Analytics and Decisions products and integrating them into a single, cohesive offering. The strategic plan leverages the Company’s inherent DNA and vast experience in application development and deployment established over 30 years.

As part of the plan, Progress will divest multiple product lines that are not core to the new vision and launch immediate operational restructuring initiatives to significantly reduce annual costs. In addition, Progress’ Board of Directors has authorized a substantial new share repurchase program.

The new strategic plan is the result of a five-month comprehensive evaluation of the Company’s product portfolio, business model, capital allocation strategy, customer base and future opportunities. The evaluation was led by Progress’ President and Chief Executive Officer, Jay Bhatt, who joined Progress in December 2011. Upon joining the Company, Bhatt immediately began the planning process with the Board of Directors, management team and external advisors, including J.P. Morgan.

In commenting on the new plan, Bhatt said: “Progress pioneered the creation of application development and deployment infrastructure tools, technology and software. Our new strategic plan is firmly rooted in this foundation and is designed to significantly improve Progress’ growth and performance. With our refined focus on providing advanced, leading-edge application development products and services to customers, we are confident that we will enhance value for all shareholders.”

Bhatt continued: “Over the past five months, members of my executive management team and I met with customers, partners and shareholders, collaborated with employees and worked with the Board of Directors and our independent advisors to determine the best plan for growth and profitability. Valuable analysis, market feedback and lessons learned from previous product strategies helped inform our view and we fully intend to evolve Progress into a leaner company that will help to lead the computing evolution from on-premise to the Cloud. The Board and I are confident that Progress has the right DNA, scale and experience to make this transformation successful for the benefit of all stakeholders,” added Bhatt.

Michael L. Mark, chairman of the Board, commented: “This new strategic plan represents the Board’s firm commitment to enhance shareholder value. Over the last year, the Progress Board has taken a number of important steps to transform the Company, including adding two new independent board members and hiring Jay Bhatt, the Company’s first external CEO. The Board is unanimous in its support of the new strategic plan and we are confident in Jay’s and his team’s ability to execute the plan successfully to enhance value for all shareholders.”

Focused on Core Capabilities, Growth, Increasing Profitability and Cloud Trends

Under its new plan, Progress will unify the capabilities of OpenEdge, the Progress Arcade portal, DataDirect Connect, Apama Analytics and Decisions, which consists of Complex Event Processing (CEP), Corticon Business Rules Management Solution (BRMS) and the Progress Control Tower, in the Cloud. As a result, Progress is poised to create the industry’s most capable and language-agnostic aPaaS offering with multi-tenancy, Big Data connectivity, and real-time analytics in a new generation category that is experiencing explosive growth.

According to a report by a leading independent IT research and advisory company, by 2015 most enterprises will have part of their business software running in the Cloud, and Cloud-based solutions will be growing at a faster rate than on-premise solutions. The same report also noted that less than 15% of Fortune 500 organizations are effectively collecting and analyzing Big Data in real time. Progress’ focus on a singular, unified product offering will enable partners and customers to deploy, access and analyze applications on any platform, any device and any Cloud with the industry’s fastest time-to-value.

In conjunction with this strategic vision, Progress intends to immediately embark on several initiatives to further strengthen the Company and enhance shareholder value. These initiatives include:

1.	Divest Non-core Product Lines. Progress will divest ten non-core product lines: Actional, Artix, DataXtend, FuseSource, ObjectStore, Orbacus, Orbix, Savvion, Shadow and Sonic. Each of these product lines are strong and viable, however, they no longer fit into the Company’s core portfolio. Fiscal 2011 revenue for these products totaled $172 million. The Company expects to complete the divestitures by the middle to end of FY 2013.

2.	Cost Reductions. Progress expects to reduce annual run-rate costs by approximately $55 million gross, expected to be net $40 million after additional investments, by the end of FY 2012. These efforts include: consolidating facilities and implementing a simplified organizational structure. In addition, Progress intends to reduce its global workforce by approximately 10 to15 percent. The Company expects to complete most of these workforce reductions during its second and third fiscal quarters of 2012, depending upon local legal requirements.

3.	Share Repurchase. The Board of Directors has authorized a $350+ million share repurchase program, which will be implemented over FY 2012 and FY 2013. The Company expects to complete approximately $150 million of this share repurchase program by the end of the current fiscal year and at least $200 million in FY 2013. The shares may be repurchased from time to time in open market transactions or privately negotiated transactions at the company’s discretion, subject to securities laws, market conditions and other factors.

4.	Invest in Core Products. The Company’s operational initiatives include (1) Investing in sales, marketing, and strategic product development for OpenEdge and the Progress Arcade portal in order to leverage the global ecosystem formed around this leading application development and deployment platform; (2) Rejuvenating the market-leading data direct connect database drivers by expanding the product portfolio, investing in new channels, building and establishing a dominant online presence and launching a cloud connect service; and (3) Strengthening the capital market focus around Apama Analytics and Decisions, executing on key use cases to enable application analytics in the cloud, and launching a real time analytics cloud service.

Outlook

Beginning with its fiscal second quarter, the Company intends to separately report on a non-GAAP basis its core and non-core operations. FY 2011 revenue for core products was $361 million, and for non-core products was $172 million. The Company intends to have additional non-GAAP information available for investors outlining operating costs and margins, as well as allocated and unallocated costs in its fiscal second quarter earnings release.

For its core products, the Company expects to achieve a revenue growth rate of 5% in FY 2013 and 7%+ in FY 2014 and beyond and approximately 35% operating margins by FY 2013. Additionally, Progress’ participation in the high-growth aPaaS market creates upside potential in FY 2014 and beyond.

Conference Call

Bhatt and other senior members of the management team will host an investor conference call to review the new strategic plan at 8:00 a.m. ET on Wednesday, April 25, 2012, which will be broadcast live on the investor relations section of the Company’s website at www.progress.com or by dialing 800-343-0823, pass code 4458403. An archived version of the conference call and supporting materials will be available on the Progress Software website within the investor relations section after the live conference call.

Prior to the conference call, Progress Software will provide an investor presentation describing in greater detail the new strategic plan. The press release and the investor presentation will be available on the Progress Software website www.progress.com within the investor relations section.

About Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or on any Cloud, on any platform and on any device with minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Actional, Apama, Artix, Corticon, DataDirect, DataDirect Connect, DataXtend, Fuse, ObjectStore, Orbix, Progress, Progress Control Tower, Savvion, Shadow and Sonic are trademarks or registered trademarks of Progress Software Corporation or one of its subsidiaries or affiliates in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this press release include, but are not limited to, statements regarding Progress’s strategic plan and the expected timing for completion; the components of that plan including operational restructuring, product divestitures and return of capital to shareholders; acquisitions; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: (1) Progress’s ability to realize the expected benefits and cost savings from its strategic plan; (2) market acceptance of Progress’s strategic plan and product development initiatives; (3) disruption caused by implementation of the strategic plan and related restructuring and divestitures on relationships with employees, customers, vendors and other business partners; (4) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (5) Progress’s ability to complete the proposed product divestitures in a timely manner, at favorable prices or at all; (6) Progress’s ability to make technology acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (7) the continuing weakness in the U.S. and international economies, which could result in fewer sales of Progress’s products and/or delays in the implementation of Progress’s strategic plan and may otherwise harm Progress’s business; (8) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (9) the receipt and shipment of new orders; (10) Progress’s ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (11) the timely release of enhancements to Progress’s products and customer acceptance of new products; (12) the positioning of Progress’s products in its existing and new markets; (13) variations in the demand for professional services and technical support; (14) Progress’s ability to penetrate international markets and manage its international operations; and (15) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress’s business, please refer to Progress’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2011, as amended, and Quarterly Report on Form 10-Q for the fiscal quarter ended February 29, 2012. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Important Shareholder Information

Progress will hold its 2012 Annual Meeting of Shareholders on May 31, 2012. Progress has filed with the Securities and Exchange Commission and mailed to its shareholders a definitive proxy statement in connection with the Annual Meeting. The proxy statement contains important information about Progress, the Annual Meeting and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by Progress with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, Progress’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Progress by directing a request to Progress at 14 Oak Park, Bedford, Massachusetts 01730, c/o Corporate Secretary.

Progress and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Progress in connection with the Annual Meeting. Information regarding Progress’s directors and executive officers is contained in Progress’s annual report on Form 10-K filed with the SEC on January 30, 2012, as amended, and definitive proxy statement filed with the SEC on April 20, 2012.

Progress Software Presentation to Investors Jay Bhatt President & Chief Executive Officer April 25, 2012 BUSINESS MAKING PROGRESS PROGRESS software

BUSINESS MAKING PROGRESS. © 2012 Progress Software Corporation. All rights reserved. 2 Forward Looking Statements This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategic plan and the expected timing for completion; the components of that plan including operational restructuring, product divestitures and return of capital to shareholders; acquisitions; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: (1) Progress’s ability to realize the expected benefits and cost savings from its strategic plan; (2) market acceptance of Progress’s strategic plan and product development initiatives; (3) disruption caused by implementation of the strategic plan and related restructuring and divestitures on relationships with employees, customers, vendors and other business partners; (4) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (5) Progress’s ability to complete the proposed product divestitures in a timely manner, at favorable prices or at all; (6) Progress’s ability to make technology acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (7) the continuing weakness in the U.S. and international economies, which could result in fewer sales of Progress’s products and/or delays in the implementation of Progress’s strategic plan and may otherwise harm Progress’s business; (8) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (9) the receipt and shipment of new orders; (10) Progress’s ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (11) the timely release of enhancements to Progress’s products and customer acceptance of new products; (12) the positioning of Progress’s products in its existing and new markets; (13) variations in the demand for professional services and technical support; (14) Progress’s ability to penetrate international markets and manage its international operations; and (15) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress’s business, please refer to Progress’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2011, as amended and its Quarterly Report on Form 10-Q for the fiscal quarter ended February 29, 2012. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. This presentation is not a commitment to deliver any specified code or functionality and should not be relied upon in making purchasing decisions. The development, release and timing of features or functionality described for our products remains at the sole discretion of Progress.

© 2012 Progress Software Corporation. All rights reserved. 3 Important Shareholder Information Progress will hold its 2012 Annual Meeting of Shareholders on May 31, 2012. Progress has filed with the Securities and Exchange Commission and mailed to its shareholders a definitive proxy statement in connection with the Annual Meeting. The proxy statement contains important information about Progress, the Annual Meeting and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by Progress with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, Progress’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Progress by directing a request to Progress at 14 Oak Park, Bedford, Massachusetts 01730, c/o Corporate Secretary. Progress and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Progress in connection with the Annual Meeting. Information regarding Progress’s directors and executive officers is contained in Progress’s annual report on Form 10-K filed with the SEC on January 30, 2012, as amended, and definitive proxy statement filed with the SEC on April 20, 2012. BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 4 Business Overview Corporate Governance Agenda BUSINESS MAKING PROGRESS.

What We Are Announcing Today

BUSINESS MAKING PROGRESS

New Strategic Plan

- Phase 1: Focus on core DNA: application development & deployment platform
- Phase 2: Capitalize on long-term opportunity: Cloud/aPaaS

Divest 10 Non-Core Products by Middle to End of FY13

- Actional, Artix, DataXtend, FuseSource, ObjectStore, Orbacus, Orbix, Savvion, Shadow, Sonic

Cost Reduction Program

- Achieve gross $55M (net $40M) in run-rate cost savings by end of FY12

Growth and Margin Improvements in Core Business

- 5% revenue growth in FY13; 7%+ in FY14 and beyond
- High-growth aPaaS market creates upside potential in FY14 and beyond
- 35% operating margin post divestitures

Return Capital to Shareholders Through Share Repurchase

- Total of $350M+: $150M in FY12, at least $200M in FY13

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© 2012 Progress Software Corporation. All rights reserved.

© 2012 Progress Software Corporation. All rights reserved. 6 Operating Philosophy ?Customer focus and innovation ?Growth better than market rates ?Continuous improvement in operating margins ?Prudent and responsible investment ?Operational excellence ?Accountability Commitment to driving shareholder value BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 7 Recent Events 12/5/12 Jay Bhatt joins as President and CEO Strategic review and creation of new executive team 8/5/11 Board initiates search for CEO Met with top customers and partners 4/25/12 Progress Strategic Plan Collaborated with employees Listened to investors Worked with Board & outside advisors to formulate strategy 3/1/11 Board initiates search for two new independent directors BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 8 We Have a Strong Foundation We Have Valuable Assets Progress Strategic Advantage ?30 years of profitable history ?Global ecosystem ?Strong customer base •1,400 APs •350 OEMs •3,500 direct end users •400,000 indirect end users •95% renewal rate ?Strong presence within SMB and departmental presence within enterprise ?OpenEdge: Multi-tenant, multi-language on-premise and Cloud development and deployment environment ?DataDirect Connect: Market leading position in data connectivity ?Apama Analytics and Decisions: Market leading platform for fast, scalable real-time analytics BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 9 $195.0 $454.0 $877.0 $1,283.0 2011E 2012E 2013E 2014E Our Core Products Address Large, Growing Markets Market Sizes and Growth Rates ?Healthy growth across core markets ?Core products have leading positions in each market ?Foundation for a unified application development and deployment platform $6.1 $6.4 $6.8 $7.2 2012E 2013E 2014E 2015E Application Development Software ($B) Source: IDC, Worldwide Application Development Software 2011- 2015 Forecast $ 100.0 $120.0 $144.0 $175.0 2012E 2013E 2014E 2015E Data Connectivity Software ($M) Source: IDC, Worldwide Data Integration and Access Software R eal-Time Analytics ($M) Source: Gartner, Worldwide IBO Market BUSINESS MAKING PROGRESS. 6% CAGR 21% CAGR 87% CAGR

© 2012 Progress Software Corporation. All rights reserved. 10 Progress Mission Progress Software will be a leading independent application development and deployment platform in the Cloud (Progress aPaaS) … BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 11 Progress Mission …in order to reach our goal, we will invest in our core strengths and build on our foundation to achieve annual revenue growth of 7%+ with 35% operating margins BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 12 Phase 2: Strengthen Cloud Application Platform Two-Phase Execution Plan Phase 1: Focus and Strengthen Our Core Business BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 13 Phase 1 – Business Roadmap FY12 Application Development and Deployment •Expand formal partner program via technical & business enablement •Accelerate partners’ adoption of SaaS business model •Build brand awareness of platform Data Access •Improve web marketing and lead generation •Focus on sales enablement •Expand further in EMEA and APJ Real-Time Analytics •Refocus and expand leadership in capital markets •Expand early success in other horizontal use cases that can be translated to the Cloud BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 14 Phase 1 – Business Roadmap FY13+ Application Development and Deployment •Drive up-sell opportunities with direct customers through add-on module and other product offerings •Focus on application modernization by partnering with and/or acquiring service organizations with core competencies Data Access •Expand OEM contracts to include new SaaS connectivity •Partner with and/or acquire companies that expand data source and Big Data footprint Real-Time Analytics •Expand horizontal use cases in the Cloud and scale through systems integrators BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 15 Phase 1 – Product Roadmap FY12 FY13+ •Application Development and Deployment: Management and monitoring of Cloud-based applications; mobility framework •Data Access: Build data connectivity to leading SaaS applications; standards-based access for Big Data, Hadoop; acquire additional APIs •Real-Time Analytics: Cloud-ready UI; elastic caching; extend lead in analytic performance; support new capital markets use cases •Application Development and Deployment: Expand multi-tenancy, Cloud deployment, mobile platform •Data Access: Pilot Cloud connector; continue expansion of data sources; further enable Big Data with support of streaming sources •Real-Time Analytics: Launch real-time analytics in the Cloud; build or acquire predictive analytics and social media analytics; create business user rules interface BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 16 Two-Phase Execution Plan Phase 1: Focus and Strengthen Our Core Business Phase 2: Strengthen Cloud Application Platform BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 17 Phase 2 – Emerging Cloud Market Opportunity $0 $500 $1,000 $1,500 $2,000 2012 2013 2014 2015 PaaS Data Connectivity 23% CAGR (millions) Saugatuck’s 2012 Global Cloud Business Software Survey Company’s preference for deploying new business software Progress is on-premise, already hybrid and moving to the Cloud Source: Saugatuck and IDC BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 18 Phase 2 – Challenges of Moving to the Cloud ?Security and privacy ?Data and analytics ?Integrating Cloud solutions with existing enterprise applications ?Integrating Cloud-based data with existing enterprise data ?Data/transaction integrity using industry standards ?Ability to customize solution to unique business requirements – flexibility ?Ease of deployment ?Regulatory compliance BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 19 Phase 2 – Strengthen Cloud Application Platform Migrate to and Expand Cloud Presence of Existing Assets Multi-Tenant, Multi-Language Business App Development Database Developer Studio Runtime Real-time Analytics and Decisions Business Rules Event Correlation Dashboards & Reports Data Connectivity Progress aPaaS BUSINESS MAKING PROGRESS.

Progress' Ability to Be a Leader in aPaaS

BUSINESS MAKING PROGRESS

- Core products are the foundation of the Progress aPaaS platform
- ~400,000 end-user customers are driving demand for Cloud applications
- 600 applications running in the Cloud today – the third-largest aPaaS ISV application base in the world
- Only 15% of our 1,400 ISVs have moved to the Cloud



Progress aPaaS
Multi-Tenant, Multi-Language Business App Development
Real-time Analytics and Decisions
Cloud Hosting & Management
Data Connectivity
workday
ORACLE

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© 2012 Progress Software Corporation. All rights reserved.

© 2012 Progress Software Corporation. All rights reserved. 21 How We Will Report Our Business ?Intend to report by “Core” and “Non-core” product portfolios ?Updated financial reporting and business outlook expected by next earnings release ?Divestitures expected to be completed by mid to end FY13 Core Portfolio Historical Revenues Non-core Portfolio Historical Revenues $343 $353 $361 $300 $325 $350 $375 FY2009 FY2010 FY2011 Revenue ($M) $151 $176 $172 $75 $175 $275 $375 FY2009 FY2010 FY2011 Revenue ($M) BUSINESS MAKING PROGRESS.

Three-Year Targets and Milestones

BUSINESS MAKING PROGRESS

	FY12	FY13	FY14+
Product Portfolio	• Start migration of on-premise platform to Progress aPaaS	• Migrate remaining components to Progress aPaaS	• Unified Cloud-based product development and deployment platform (Progress aPaaS)
Operations	• Begin divestiture program • Complete $55M cost reduction • Revised financial reporting	• Complete divestiture program • 5% revenue growth on core • 35% operating margin	• 7%+ revenue growth on core • 35%+ operating margin
Return of Capital	• $150M share repurchase	• At least $200M share repurchase	• Continued return of capital

High-growth aPaaS market creates upside potential in FY14 and beyond

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© 2012 Progress Software Corporation. All rights reserved.

Why Invest in Progress

BUSINESS MAKING PROGRESS

Strong Core Application Development and Deployment Business

- More than 47,000 businesses run on Progress platform
- Extensive and loyal channel driving a global ecosystem
- Profitable, predictable financial model
- Immediately divest 10 products that do not contribute to the core mission

Growth, Margins and Share Repurchase Will Drive Shareholder Value

- Revenue growth in core products of 5% in FY13 and then 7%+ in future years; upside in late FY14 from Cloud/aPaaS
- Operating margins at 35%+
- Return $350M+ to shareholders over next two years through share repurchase

Strategy for Long-Term Success: Move to the Cloud

- Deliver Progress application development and deployment platform for the Cloud
- Leverage core competencies and third-largest aPaaS ISV application base in the world
- Differentiate with platform neutrality, best-in-class data access and analytics
- High-growth aPaaS market creates upside potential in FY14 and beyond

Solid, Experienced and Accountable Team

- Experienced, new CEO in place who is building a strong management team
- Strong Board with strategy, execution and turnaround experience

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© 2012 Progress Software Corporation. All rights reserved.

© 2012 Progress Software Corporation. All rights reserved. 24 Business Overview Corporate Governance Agenda BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 25 Collaborative Board Focused on Making Aggressive Changes to Drive Shareholder Value ?The Board has taken decisive action to refresh the executive team and reset the direction of the Company while returning capital to shareholders •New President & CEO, Jay Bhatt, appointed in December 2011 •Two new independent directors recruited in 2011 •Head of Global Sales, Andy Zupsic, named in April 2012 •Returned $235 million to shareholders over the last three years Excellent record of Good Corporate Governance ?6 of 8 directors are independent ?3 new directors in the last year; 5 new directors in the last 5 years ?Audit, Nominating and Compensation Committees all consist entirely of independent directors ?Separate Chairman & CEO ?Independent directors meet in executive sessions without management ?Full Board elected annually ?No shareholder rights plan BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 26 CEO/CFO/ C-Level Suite Public Company Board Independent Appointed within last year Jay Bhatt Barry Bycoff John Egan Ram Gupta Charles Kane David Krall Michael Mark Phil Pead Board Member Relevant Experience Highly Qualified and Enhanced Board of Directors BUSINESS MAKING PROGRESS.

Experienced Senior Management Leadership

BUSINESS MAKING PROGRESS

Name	Title	Date Started	Previous Experience
Jay Bhatt	President and CEO	Dec 2011	• GM at Autodesk responsible for the global Architecture, Engineering, and Construction Solutions • Head of Autodesk Corp Dev, Strategy • Previously an investment banker
Tony Aquilina	SVP, Strategy and Corporate Development	Jan 2012	• VP, Corporate Development at Autodesk • More than 15 years M&A experience
John Goodson	SVP, Products	Dec 2003	• Co-founder DataDirect Technologies • Author, "Data Access Handbook"
Andy Zupsic	SVP, Global Field Operations	April 2012	• 28 years experience in the software industry across sales, services, channel and marketing at IBM, Microsoft, and Juniper
Dr. John Bates	EVP & Chief Technology Officer	April 2005	• Founder and President, Apama • 1 of "10 Innovators of the Decade" - 2001-2010 Wall Street & Technology Journal
David Benson	EVP & Chief Information Officer	June 2009	• Global CIO for News Corporation • CIO positions at General Electric
Craig Newfield	SVP & General Counsel	Sept 2011	• General Counsel for: AMICAS, MRO Software, Interleaf and others
Joseph Andrews	SVP & Head of Human Resources	Feb 1997	• VP of HR at NEC Technologies • VP of HR at Polaroid Corporation

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© 2012 Progress Software Corporation. All rights reserved.

© 2012 Progress Software Corporation. All rights reserved. 28 Starboard’s Nominees Do Not Add Value to the Progress Board ?Starboard nominees do not offer additional expertise to Progress Board ?Starboard originally proposed plan is simplistic and lacks credibility ?Starboard nominees have extensive history and allegiances with Starboard •Jeff Smith: CEO and CIO of Starboard; Self-nominated to 15 campaigns •Ed Terino: Starboard nominee in 5 previous campaigns •Dale Fuller: Starboard nominee in 2 previous campaigns The Progress Board of Directors unanimously recommends that shareholders vote FOR Progress’ independent, experienced nominees BUSINESS MAKING PROGRESS.

© 2012 Progress Software Corporation. All rights reserved. 29 Our Board, Management and Plan Are Best for Shareholders ?We have made significant improvements in our management and board ?We undertook very comprehensive evaluation of our business and our strategy, with our external advisors including J.P. Morgan ?We are already executing the new plan, which includes a complex set of divestitures as well as a refocusing of our business and employees ?It would be unproductive to add Starboard nominees, who are unfamiliar with our products and the work that has been done, and the job ahead ?The full Board is up for election annually ?We are 100% prepared to be held accountable to our shareholders ?We unanimously believe this plan will maximize shareholder value The Progress Board of Directors unanimously recommends that shareholders vote FOR Progress’ independent, experienced nominees BUSINESS MAKING PROGRESS.

Why Invest in Progress

BUSINESS MAKING PROGRESS

Strong Core Application Development and Deployment Business

- More than 47,000 businesses run on Progress platform
- Extensive and loyal channel, driving a global ecosystem
- Profitable, predictable financial model
- Immediately divest 10 products that do not contribute to the core mission

Growth, Margins and Share Repurchase will Drive Shareholder Value

- Revenue growth in core products of 5% in FY13 and then 7%+ in future years; upside in late FY14 from Cloud/aPaaS
- Operating margins at 35%+
- Return $350M+ to shareholders over next two years through share repurchase

Strategy for Long-Term Success: Move to the Cloud

- Deliver Progress application development and deployment platform for the Cloud
- Leverage core competencies and third-largest aPaaS ISV application base in the world
- Differentiate with platform neutrality, best-in-class data access and analytics
- High-growth aPaaS market creates upside potential in FY14 and beyond

Solid, Experienced and Accountable Team

- Experienced, new CEO in place who is building a strong management team
- Strong Board with strategy, execution and turnaround experience

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